Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                             November 17, 2003


                         Commission file number 0-23903

                              eAutoclaims.com, Inc.

                            --------------------
      (Exact name of small business issuer as specified in its charter)

                              Nevada 95-4583945
                             -------------------
             (State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.)

                110 East Douglas Road, Oldsmar, Florida 34677
           ------------------------------------------------------
                  (Address of principal executive offices)

                                 (813) 749-1020
                                 --------------
                           (Issuer's telephone number)

      ITEM 5/ ITEM 9. OTHER EVENTS/REGULATION FD DISCLOSURE

EAutoclaims Announces Restructuring of Outstanding Convertible Preferred Stock


Oldsmar, FL, November 18, 2003 - eAutoclaims announced the restructuring of their outstanding convertible preferred stock with Governors Road LLC. The new agreement changes the formula used to compute the conversion of eAutoclaims' preferred shares to common shares. The agreement also establishes a minimum conversion price, which was not part of the original agreement and creates a maximum number of commons shares that are allowed to be issued upon conversion of the preferred shares.

The new agreement enables the company to liquidate the preferred shares over a 20 to 30 month period by purchasing a small number of preferred shares units each month. Should the company choose not to act on its rights to purchase the units, the company can arrange block trades of a predetermined number of converted common shares before the holder is permitted to sell those shares. If the company exercises either of these options, the agreement requires the holder to remain in a lock-up position and forbids the selling of any additional shares.

The specific terms and conditions of the new agreement with Governors Road LLC are set forth in the form of the "Agreement" and the "Amendment to Certificate of Designations, Rights, Preferences and Limitations," which are attached as exhibits to which reference is hereby made.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    eAutoclaims.com, Inc.

Dated    11/18/03                                     /s/ Eric Seidel
                                                  ----------------------------
                                                    President & CEO

                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") is effective as of October 23rd, 2003, by and between eAUTOCLAIMS.COM, INC., a Nevada corporation ("eAutoclaims"), GOVERNORS ROAD, LLC, ("Governors Road", (the "Purchaser"). EAutoclaims, the Purchaser and the Shareholders (as defined below)are herein collectively called the "Parties".

                                R E C I T A L S:

         WHEREAS, eAutoclaims and Governors Road entered into that certain Securities Purchase Agreement dated as of June 27, 2000 (the "Purchase Agreement"); and

         WHEREAS, eAutoclaims entered into that certain Security Agreement dated as of August 25, 2000 (the "Security Agreement"); and

         WHEREAS, in accordance with the terms set forth in the Purchase Agreement, eAutoclaims has issued shares of its Series A Convertible Preferred Stock ("Preferred Stock") and Purchasers' Warrants ("Purchaser Warrants") and Agent Warrants ("Agent Warrants") upon each funding under the Purchase Agreement; and

         WHEREAS, as further required under the Purchase Agreement, eAutoclaims entered into a Registration Rights Agreement dated as of August 25, 2000 pursuant to which eAutoclaims is obligated to register shares of its common stock underlying the Preferred Stock, the Purchaser Warrants, and Agent's Warrants ("Registration Agreement"); and

         WHEREAS, Governors Road is currently the only holder of the outstanding Preferred Stock and Dominion Capital Fund Limited, Southshore Capital Fund Ltd, Southridge Capital Management LLC, Sovereign Partners LP, and Greenfield Investment Consultants, LLC (the "Shareholders") may have been or currently may be shareholders of eAutoclaims equity securities; and

         WHEREAS, the Parties desire to amend certain terms of the Purchase Agreement, the Security Agreement, the Registration Agreement, the Purchaser Warrants, and the Agent Warrants (such agreements are collectively referred to as the "Preferred Stock Agreements"); and

         WHEREAS, the Parties previously entered into that certain Master Modification Agreement effective January 12, 2001, and a Letter Agreement effective April 27, 2001 and a Restated Master Modification Agreement and Addendum thereto effective May, 2001, which modified in certain respects the Preferred Stock Agreements and certain other matters relating to eAutoclaims equity securities; and

         WHEREAS, the purpose of this Agreement is to set forth and restate in one document the current arrangements and understandings by and among eAutoclaims, the Purchaser and the Shareholders as it relates to the Preferred Stock and certain other matters relating to eAutoclaims; and

         WHEREAS, the Parties desire to set forth their agreements with respect to the modification of certain provisions included in the Preferred Stock Agreements.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

         1. Amendment to Certificate of Designation. The Purchaser, as sole shareholder of the Preferred Stock, and eAutoclaims agree to restate the Certificate of Designation, Rights, Preferences and Limitations for the Series A Preferred Stock in accordance with the terms and provisions of the Amendment to Certification of Designations, Rights, Preferences and Limitations set forth on Exhibit "A", the terms of which are incorporated herein by reference ("Restated Certificate of Designation"). Promptly upon execution of this Agreement by all Parties, eAutoclaims shall cause same to be authorized by all necessary corporate action, and the Restated Certificate of Designation to be filed in the public records for the State of Nevada.

         2. Confirmation of Holdings of eAutoclaims Equity Securities. Exhibit "B" attached hereto, the terms of which are incorporated herein by reference, sets forth a true and accurate listing of all eAutoclaims equity securities currently owned directly or held beneficially for the Purchaser and Shareholders in street name or other third-party accounts.

         3. Amendment to Securities Purchase Agreement. The following provisions of the Securities Purchase Agreement originally entered into as of June 27, 2000,

             (i) are deleted and of no further force and effect:

                  o   Section 3.5 Redemption.

                  o   Section 3.6 Collateral.

                  o   Section 7 Negative Covenants.

                  o   Section 9.1(j).

              (ii) are amended as follows:

                  o Section 10.11. It is agreed among the Parties that in the event a dispute arises among eAutoclaims and the Purchaser to this Agreement that the form, choice and law and exclusive venue for any such dispute shall be a court of competent jurisdiction in the State of New York, located in New York County. Each party hereby waives all right to a trial by jury in the adjudication of any such dispute.

         4. Termination of Security Agreement. To the extent relevant to the rights, obligations or interests of the Purchaser the terms and conditions of the Security Agreement are terminated and are of no further force and effect.

         5. Modification of Registration Rights Agreement. So long as eAutoclaims is not in default under this Agreement and otherwise complies with its obligations pursuant to the attached Certificate of Designation, then the mandatory registration rights provisions of Section 2.1 of the Registration Rights Agreement are waived. Notwithstanding the foregoing, eAutoclaims agrees that the piggyback registration rights granted in the Registration Rights Agreement shall remain in full force and effect. In the event that the Purchaser or Shareholders may resell all of their eAutoclaims equity securities pursuant to the provisions of Rule 144(k) and provided further that eAutoclaims causes its counsel, or counsel acceptable to eAutoclaims, to provide the legal opinions for removal of restrictive legends pursuant to the provisions of Rule 144(k) within seven (7) days of the receipt of required documentation from the Purchaser or Shareholders, then eAutoclaims shall have no further obligations to register any of its equity securities on behalf of the Purchaser.

         6. Changes to Warrants. eAutoclaims agrees that the exercise price for all Purchaser Warrants and Agents Warrants, issued to the Purchaser or Shareholders, shall be set at the lower of the currently existing exercise price or $.70 per share. eAutoclaims acknowledges that the cashless exercise provisions set forth in the Purchaser Warrants and Agents Warrants shall remain in full force and effect. The Purchaser and Shareholders agree that Section 6 of each Purchaser Warrant and Agent Warrant captioned "Reclassification, Reorganization, Consolidation or Merger" is deleted in its entirety. In lieu thereof, the holder of Purchaser Warrants or Agent Warrants shall be given at least 30 days prior written notice of any consolidation or merger of eAutoclaims with or into another corporation or in the event of any sale, lease, transfer or conveyance to another corporation of all or substantially all of the property and assets of eAutoclaims. The holders of the Purchaser Warrants and Agent Warrants shall have the right to exercise such warrants (including a cashless exercise) prior to consummation of any such transaction, and to participate as a common shareholder in such transaction.

         7. Purchaser's Exclusive Right to Future Equity Line Financing Arrangements. eAutoclaims agrees that the Purchaser shall have the exclusive right as the financing source of any future equity line of credit or similar arrangements, however denominated, through June 30, 2005.

         8. Understandings Regarding Resales of eAutoclaims Securities. In the event that eAutoclaims elects not to make an Ordinary Optional Redemption, as defined in the Restated Certificate of Designation for the Preferred Stock ("Certificate"), then the Purchaser shall be able to convert a certain portion of the outstanding Preferred Stock on a monthly basis, as further outlined in the Certificate. If the Purchaser elects to convert such portion of Preferred Stock, Purchaser will cooperate in the event that eAutoclaims attempts to arrange Block Trades, as defined below, for the purchase of such eAutoclaims common stock held by Purchaser pursuant to such conversion. The Purchaser and eAutoclaims recognize that such cooperation is currently warranted due to the fact that eAutoclaims common stock remains thinly traded as of the date of this Agreement, and that such cooperation should facilitate the orderly liquidation of the converted common stock in the market. A block trade shall be defined as a sale of greater than 5,000 shares of eAutoclaims Common Stock in a single trade (a "Block Trade"). The Purchaser agrees to provide eAutoclaims with at least four (4) prior business days notice of any intent to resell eAutoclaims equity securities in any Block Trade. Purchaser agrees to discount the selling price of any proposed sale of eAutoclaims shares by up to ten percent (10%) for the last closing asked price on the prior trading day to assist eAutoclaims in securing and locating a buyer for such securities in a Block Trade. The Purchaser agrees to make available to eAutoclaims information on all trading activities of eAutoclaims common stock in a prompt and timely fashion (i.e. within 48-hours after any trading activity that is not previously disclosed pursuant to the terms of this Agreement). Notwithstanding the above, Purchaser shall not be restricted from selling eAutoclaims common stock received pursuant to monthly conversions in the open market, from time to time as Purchaser sees fit, in one or more trades representing a quantity of less than 5,000 shares per individual trade.

         9. Purchaser Lock-Up Arrangement. So long as eAutoclaims complies with the terms and conditions of this Agreement and the attached Certificate, then the Purchaser agrees that it shall only resell eAutoclaims common shares in accordance with the conversion provisions set forth in the attached Certificate. Only those shares, which are converted in accordance with the terms of the Certificate shall be available for resale without the prior consent of eAutoclaims.

         10. Conversion Limit. Notwithstanding any other provision hereof or of any of the other Transaction Agreements, in no event (except as specifically provided herein as an exception to this provision, shall the Holder be entitled to convert any portion of the Preferred Stock, or shall the Company have the obligation to convert such Preferred Stock (and the Company shall not have the right to pay dividends thereon in shares of Common Stock) to the extent that, after such conversion or issuance of stock in payment of dividends, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Preferred Stock or other convertible securities or of the unexercised portion of warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Preferred Stock, further agrees that if the Holder transfers or assigns any of the Preferred Stock to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section as if such transferee or assignee were the original Holder hereof. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of the Preferred Stock. Notwithstanding the foregoing, (i) in the event of a Reorganization of eAutoclaims, as defined in the Certificate, or (ii) while there is outstanding a tender offer for any or all of the shares of the eAutoclaim's Common Stock, the Purchaser (or any assignee thereof) shall have the right to convert such number of Preferred Shares plus accrued interest as may be necessary to receive an additional 325,000 shares of common stock upon conversion, in excess of the number of common shares that Purchaser may then currently hold without regards to the limitations of this Section 11

      11. Conforming Amendments. Upon amendment of the Preferred Stock Agreements according to the preceding provisions of this Agreement, any other provision of any Preferred Stock Agreement that conflicts with the terms of this Agreement shall be deemed to be modified or amended to be consistent with the terms hereof. All other provisions of the Preferred Stock Agreements shall remain in full force and effect and are unmodified hereby.

         12. Successors, Assigns and Affiliates. The terms and conditions of this Agreement shall apply to successors and assigns of the Purchaser.

         13. Releases by the Parties. Effective upon the mutual execution hereof, each party hereto, for itself and on behalf of its officers, directors, employees, affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and assigns (collectively, the "Releasing Parties"), hereby releases and forever discharges the other party, and such party's officers, directors, employees, affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and assigns (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, arising prior to the date hereof, that the Releasing Parties may have had, may now have or may hereafter acquire with respect to any matters whatsoever under, relating to or arising from any prior Purchase Agreement, Registration Agreement, and the agreements entered into in connection therewith (sometimes collectively referred to as the "Prior Agreements").

         IN WITNESS WHEREOF, the parties below have executed this Agreement, effective as of the date first set forth above.



                     eAUTOCLAIMS, INC.

                     By:
                        --------------------------------------------------
                              Eric Seidel, President


                     GOVERNORS ROAD LLC


                     By:
                        --------------------------------------------------
                     As:
                        --------------------------------------------------


                      DOMINION CAPITAL FUND LIMITED


                       By:
                          --------------------------------------------------
                       As:
                          --------------------------------------------------


                     SOUTHSHORE CAPITAL FUND LTD.


                       By:
                          --------------------------------------------------
                       As:
                          --------------------------------------------------


                       SOUTHRIDGE CAPITAL MANAGEMENT LLC

                        By:
                           --------------------------------------------------
                        As:
                           --------------------------------------------------


                        SOVEREIGN PARTNERS LP


                         By:
                            --------------------------------------------------
                         As:
                            --------------------------------------------------


                         GREENFIELD INVESTMENT CONSULTANTS LLC


                         By:
                            --------------------------------------------------
                         As:
                            --------------------------------------------------

                                   Exhibit "A"

                                  Amendment to
        Certificate of Designations, Rights, Preferences and Limitations

                              eAUTOCLAIMS.COM, INC.
                      SERIES A CONVERTIBLE PREFERRED STOCK

Pursuant to Title 7, Chapter 78, Section 78.199 of the Nevada Revised Statutes

It is certified that:

         A. The name of the corporation is eAutoclaims.com, Inc., a Nevada corporation (hereinafter the "Company").

         B. The certificate of incorporation of the Company, as amended, authorizes the issuance of five million (5,000,000) shares of Preferred Stock, $.001 par value per share, and expressly vests in the Board of Directors of the Company the authority provided therein to issue all of said shares in one or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

         C. That on August 28, 2000, the Company filed a Certificate of Designations, Rights, Preferences and Limitations authorizing the issuance of its Series A Convertible Preferred Stock pursuant to File No. C16891-96 (the "Original Certificate of Designations").

         D. That on May 25, 2001, the Company filed an Amendment to Certificate of Designations, Rights, Preferences and Limitations pursuant to File No. ____________, which amended the Original Certificate of Designations in certain respects (the "First Amendment").

         E. The Company and the holder of the outstanding Series A Convertible Preferred Stock have entered into certain additional agreements and understandings which necessitate a further amendment to the Original Certificate of Designations and First Amendment.

         F. Pursuant to the authority conferred upon the Board of Directors, the Board of Directors of the Company, effective as of October 23, 2003, duly adopted and authorized the following amendments to the provisions of the original Certificate of Designations and First Amendment. The changes to the Certificate of Designations as noted below cross reference to the original Section headings. If no change or modification is made to a particular Section the phrase "No change" is included after the Section heading:

             1. Designation and Amount. The following sentence is added:

                    The Company currently has outstanding 247 shares of Series A Convertible Stock evidencing a remaining original Purchase Price of $1,235,000 (i.e., $5,000 per share - the "Purchase Price") plus accrued and unpaid dividends thereon.

             2. Ranking. No change.

             3. Dividends. No change.

             3. Liquidation, Dissolution of Winding Up. No change.

             4. Voting Rights. No change.

             5. Conversion Rights for the Series A Preferred Stock.

                    (a) Right to Convert. The conversion right is subject to the Company's prior redemption rights set forth in Section 6. So long as the Company timely fulfills its redemption obligations the Series A Preferred Stock is not convertible into the Company's Common Stock.

                    (b) Conversion Rate.

                     Section 5(b)(i). No change.

                    Section 5(b)(ii) is amended in its entirety to read as follows:

                    the Conversion Price equals the greater of (x) twenty cents ($.20) per share, or (y) seventy-five percent (75%) (the "Conversion Percentage") of the average of the Closing Bid Prices for the Common Stock for the five (5) lowest trading days out of the twenty (20) consecutive trading days immediately preceding the Conversion Date (as herein defined), as reported on the National Association of Securities Dealers OTC Bulletin Board Market (or on such other national securities exchange or market as the Common Stock may trade at such time);

                    Section 5(b)(iii). No change.

                    (c) Forced Conversion. Deleted in its entirety.

                    (d) Capital Reorganization or Reclassification. No change.

                    (e) Capital Reorganization, Merger or Sale of Assets. The following provision is added at the end of this section.

                    "Notwithstanding the foregoing, in the event the Company redeems the Series A Convertible Preferred Stock prior to or simultaneously with the closing of a transaction or makes provision for the redemption of the Series A Preferred Stock in connection with a Reorganization in accordance with
                    Section 6(a) hereof, then the provisions of this Section are applicable solely to the extent that the holders (or any assignee thereof) shall have the right to convert such number of Preferred Stock into Common Stock consistent with
                    Section 11 below.

                    (f) Certificate as to Adjustments; Notice by Company. No change.

                    (g) Exercise of Conversion Rights. No change.

                    (h) Lost or Stolen Certificates. No change.

                    (i) Fractional Shares. No change.

                    (j) Partial Conversion. No change.

                    (k) Reservation of Common Stock. No change.

                    A new Section 5(l) is added which provides as follows:

                     (l) Optional Conversion Rights. If the Company elects not
                         to make an Ordinary Optional Redemption or an Accelerated Redemption pursuant to Sections 6(b) or 6(c) below, the holders of the Series A Preferred Stock shall have the right to convert in each thirty (30) day period beginning the first day of each calendar month, at the Conversion Price then in effect, up to one-twentieth (1/20th, i.e., 5%) of the Preferred Shares outstanding on the date hereof.

                         A new Section 5(m) is added which provides as follows:

                     (m) Special Conversion Rates. If the Company fails to make the Ordinary Optional Redemption or the Accelerated Redemption pursuant to said Sections 6(b) and 6(c) hereof, then in addition to the conversion amount referred to in Section 5(l), the Series A Preferred Stock holders are entitled to accelerated conversion privileges based upon the following formula and provisions:

                         "AD$V" = the average daily dollar volume for the Company's Common Shares for the prior calendar month.

                         "Dollar Volume" = the closing price multiplied by the volume traded for the Company's Common Shares as reported by Bloomberg.

                         "Conversion Price" = the conversion price that would be applicable for the conversion of the Series A Preferred Stock to Common Stock.

                         If AD$V is equal to or greater than $10,000 and a conversion price per share of $.75 - then the monthly number of shares of Series A Preferred Stock able to be converted under Section 5(l) is increased by 50% (x 1.5);

                         If AD$V is equal to or greater than $10,000 and a conversion price per share of $.90 - then the monthly number of shares of Series A Preferred Stock able to be converted under Section 5(l) is increased by 75% (x 1.75);

                         If AD$V is equal to or greater than $10,000 and a conversion price per share of $1.05 - then the monthly number of shares of Series A Preferred Stock able to be converted under Section 5(l) is increased by 125% (x 2.25);

                         If AD$V is equal to or greater than $10,000 and a conversion price per share of $1.20 - then the monthly number of shares of Series A Preferred Stock able to be converted under Section 5(l) is increased by 150% (x 2.50);

                         If AD$V is equal to or greater than $10,000 and a conversion price per share of $1.35 - then the monthly number of shares of Series A Preferred Stock able to be converted under Section 5(l) is increased by 200% (x
                         3);

                         If AD$V is equal to or greater than $10,000 and a conversion price per share of $1.50 - then the monthly number of shares of Series A Preferred Stock able to be converted is increased by 300% (x 4).

             6. Redemption. The existing provision is deleted in its
                entirety and is superceded by the following terms:

                    (a) Extraordinary Redemption by Company. Notwithstanding any of the other provisions set forth -------------------------------------- herein, the Company shall have the right to redeem the Series A Preferred Stock, in whole or in part, at a price equal to 110% of the Purchase Price per share plus the accrued and unpaid dividends thereon, in cash, as more particularly set forth in Section 6(d) hereof. Other than pursuant to Section 11 herein, the holders of the Series A Preferred Shares shall not have the right to exercise conversion rights during the time period between Redemption Notice Date, as defined in subsection (d) below, of the Company's optional redemption and the Redemption Date, as defined in subsection (d) below.

                    (b) Ordinary Optional Redemption. The Company shall have the right to optionally redeem the outstanding Series A Preferred Shares on a monthly basis at the beginning of each calendar month in accordance with the following provisions:

                    Beginning December 1, 2003 through June 1, 2006 the Company has the right to redeem on a monthly basis one-thirtieth

                    (1/30th), or 8.233 shares of Series A Preferred Stock ("Monthly Redemption Amount") per month at an amount equal to one hundred and ten (110%) percent of the original Purchase Price per share (i.e., $5,000) plus accrued and unpaid cumulative dividends on the Series A Preferred Shares so redeemed.

                    (c) Accelerated Redemption. The Company shall be required to accelerate the Ordinary Optional Redemptions described in
                    Section 6(b) above based upon the Company's monthly "net income" as determined under GAAP exceeding the following thresholds ("Accelerated Redemption Amount"):

                    Net Income equal to or greater than $150,000 per month - the Monthly Redemption Amount is increased by 25% (x 1.25);

                    Net Income equal to or greater than $200,000 per month - the Monthly Redemption Amount is increased by 50% (x 1.5);

                    Net Income equal to or greater than $300,000 per month - the Monthly Redemption Amount is increased by 100% (x 2);

                    Net Income equal to or greater than $400,000 per month - the monthly redemption amount is increased by 150% (x 2.5).

                    (d) Redemption Procedures. Five (5) days prior to the first day of each calendar month while any ---------------------- shares of Series A Preferred Stock remain outstanding, the Company shall fax written notice ("Redemption Notice") to the holders of its election to pay the Monthly Redemption Amount or its obligation to pay the Accelerated Redemption Amount for the redemption of Series A Preferred Shares (the "Redemption Notice Date"). The Redemption Notice shall state: (i) the redemption date of such shares; (ii) the number of Series A Preferred Shares to be redeemed from the holder to whom the Redemption Notice is addressed; (iii) instructions for surrender to the Company, in the manner and at the place designated of a share certificate or share certificates representing the number of Series A Preferred Shares to be redeemed from such holder; and (iv) the calculations supporting the redemption price as provided in this Section 6 and the number of shares to be converted into Common Shares a provided in Section 5 hereof. The Company shall pay to the holders the Monthly Redemption Amount or the Accelerated Redemption Amount by wire transfer on the first day of each calendar month (the "Redemption Date").

                    On or before the Redemption Date in respect of any Series A Preferred Shares, each holder of such shares shall surrender the required certificate or certificates representing such shares to the Company, in the manner and at the place designated in the Redemption Notice, and upon the Redemption Date, the Redemption Price for such shares shall be made payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered share certificate shall be canceled and retired. If a share certificate is surrendered and all the shares evidenced thereby are not being redeemed (as described below), the Company shall cause the Series A Preferred Shares which are not being redeemed to be registered in the names of the persons whose names appear as the owners on the respective surrendered share certificates and deliver such certificate to such person.

                    Payment of the Monthly Redemption Amount shall constitute full payment for the redeemed shares to the holders, and from and after the date of such payment the redeemed shares shall be deemed to be no longer outstanding, and holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the rights to receive payment of the Monthly Redemption Amount

             7. No Reissuance of Series A Preferred Stock. No change.

             8. Restrictions and Limitations. No change.

             9. Notices of Record Date. No change

            10. Certificate of Incorporation. No change.

            11. Limitation on Number of Conversion Shares. Notwithstanding any
                other provision hereof or of any of the other Transaction Agreements, in no event (except as specifically provided herein as an exception to this provision) shall the Holder be entitled to convert any portion of the Preferred Stock, or shall the Company have the obligation to convert such Preferred Stock (and the Company shall not have the right to pay dividends thereon in shares of Common Stock) to the extent that, after such conversion or issuance of stock in payment of dividends, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Preferred Stock or other convertible securities or of the unexercised portion of warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with
                Section 13(d) of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Preferred Stock, further agrees that if the Holder transfers or assigns any of the Preferred Stock to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section as if such transferee or assignee were the original Holder hereof. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of the Preferred Stock. Notwithstanding the foregoing, (i) in the event of a Reorganization, of the Company as defined in Section 5(e) above, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock, the holders (or any assignee thereof) shall have the right to convert such number of Preferred Shares plus accrued interest as may be necessary to receive an additional 325,000 shares of common stock upon conversion, in excess of the number of common shares that holder may then currently hold without regard to the limitations of this Section 11.

            12. Special Mandatory Adoption. This provision which was added as part of the First Amendment is deleted.

         Signed and attested on October 24th, 2003.

                               eAUTOCLAIMS.COM, INC.

                               By:
                                  ----------------------------------------------
                                   Eric Seidel
                                    President
Attest:

------------------------------
Susan L. Abels
Assistant Secretary

STATE OF          FLORIDA  )
                                    )  SS
COUNTY OF         PINELLAS )

         On this ___ day of ____________, 2003, before me personally appeared and who are personally known to me Eric Seidel, the President and Susan L. Abels, the Assistant Secretary of eAUTOCLAIMS.COM, INC., a Nevada corporation, on behalf of said corporation.



                                                     Notary Public
                                                     My Commission Expires:


                    GOVERNORS ROAD LLC


                      By:
                         --------------------------------------------------
                      As:
                         --------------------------------------------------


                    DOMINION CAPITAL FUND LIMITED


                      By:
                         --------------------------------------------------
                      As:
                         --------------------------------------------------

                    SOUTHSHORE CAPITAL FUND LTD.


                     By:
                        --------------------------------------------------
                     As:
                         --------------------------------------------------

                    SOUTHRIDGE CAPITAL MANAGEMENT LLC

                      By:
                         --------------------------------------------------
                      As:
                         --------------------------------------------------

                    SOVEREIGN PARTNERS LP


                      By:
                         --------------------------------------------------
                      As:
                         --------------------------------------------------

                   GREENFIELD INVESTMENT CONSULTANTS LLC


                      By:
                         --------------------------------------------------
                      As:
                         --------------------------------------------------

11/17/2003 9:58 AM
41287.102070
#240227 v1 - EAUTOCLAIMS Amend. to Certif. of Designation

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